HYMC: Nasdaq BUILDING A WORLD-CLASS OPERATION HYMC: Nasdaq ALIGNED TEAM DISCIPLINED DEVELOPMENT SHAREHOLDER FOCUS February 2022 Corporate Update

2HYMC: Nasdaq Disclaimer Financial Projections This presentation contains financial forecasts regarding certain financial metrics of the Company. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Cautionary Note Regarding Forward-Looking Statements In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. This presentation contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Forward-looking statements include, but are not limited to: industry related risks including: fluctuations in the price of gold and silver; uncertainties concerning estimates of mineral reserves and mineral resources; the results of the Company’s expanded drilling program and the timing and results of a mineral resource update and planned technical study; uncertainties relating to the ongoing COVID-19 pandemic; the intense competition within the mining industry; the inherently hazardous nature of mining activities, including environmental risks; our insurance may not be adequate to cover all risks associated with our business, or cover the replacement costs of our assets; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; cost of compliance with current and future government regulations; uncertainties relating to obtaining or retaining approvals and permits from governmental regulatory authorities; potential challenges to title in our mineral properties; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations and pending legislation regarding climate change; business-related risks including: risks related to our liquidity and going concern considerations; risks related to our ability to raise capital on favorable terms or at all; risks related to proprietary two-stage heap oxidation and leach process at the Hycroft Mine and estimates of production; our ability to achieve our estimated production and sales rates and stay within our estimated operating and production costs and capital expenditure projections; risks related to a decline in our production of gold and silver; risk related to our ability to successfully eliminate or meaningfully reduce processing and mining constraints and related the results of our planned 2021 and 2022 technical efforts and how the data resulting from such efforts could adversely impact processing technologies applied to our ore, future operations and profitability; risks related to our reliance on one mine with a new process; risks related to our limited experience with a largely untested process of oxidizing and heap leaching sulfide ores; uncertainties and risks related to our reliance on contractors and consultants; risks related to the availability and cost of equipment, supplies, energy, or commodities; the commercial success of, and risks relating to, our development activities; risks related to slope stability; risks related to our substantial indebtedness, including cross acceleration and our ability to generate sufficient cash to service our indebtedness; uncertainties related to our ability to replace and expand our ore reserves; costs related to our land reclamation requirements; uncertainties resulting from the possible incurrence of operating and net losses in the future; the loss of key personnel or our failure to attract and retain personnel; risks related to technology systems and security breaches; any failure to remediate and possible litigation as a result of a material weakness in our internal controls over financial reporting; risks related to current and future legal proceedings; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; risks related to our securities, including: volatility in the price of our common stock and warrants; risks that our warrants may expire worthless; the valuation of our private warrants could increase the volatility in our net income (loss); anti–takeover provisions could make a third party acquisition of us difficult; and risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies; and forward looking statements that we do not intend to pay cash dividends and depending upon results of testing and analysis, we may determine to conduct mining operations using a multi-process hybrid approach and update and amend the Hycroft Technical Report. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, as amended May 14, 2021, and our Quarterly Report on Form 10-Q for the periods ended September 30, 2021 for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. No Offer or Sale of Securities The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities. All dollar amounts are expressed in US dollars, unless otherwise stated. No Representations or Warranties This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company or any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, or its affiliates, directors, officers, employees, or advisers or any other person makes any representation or warranty with respect to the accuracy of such information. Industry and Market Data In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

HYMC: Nasdaq Hycroft Overview

4HYMC: Nasdaq One of the World’s Largest Precious Metals Deposits Second largest gold resource in North America (15.4 Million Au ozs; 23.6 Million oz Au Eq Resource)1 Largest silver resource in North America (0.6 Billion Ag ozs; 1.7 Billion oz Ag Eq Resource) 1 Strong Board, Management and Technical Team with Proven Track Record Highly Leveraged to Metal Prices Proven, conventional pressure oxidation technical study to be completed Q1 2022 Ongoing testing for two-stage sulfide heap oxidation and leach, patent pending Permitted for Commercial Operations Nevada ranks at the top of the best places in the world for mining Permits cover both heap leach and milling operations Substantial equipment and infrastructure on-site - Includes 3-stage crushing system, two Merrill-Crowe process facilities and one active refinery, power line and water supply infrastructure, large mobile fleet maintenance facility, on-site lab and other support facilities 2 1 3 Key Investment Highlights 4 1. Mineral Resources were estimated as of December 31, 2020, as determined by deducting Mineral Reserves mined through December 31, 2020 from the Mineral Resources, as estimated in and based upon the 2019 Technical Report. See “Cautionary Note to US Investors Regarding Reserves and Resources.” The Company will issue a new technical report, which will include associated Mineral Resources for the Hycroft Mine.

5HYMC: Nasdaq 2021 Achievements Conducted $10M variability metallurgical drill program for pressure oxidation technical study due Q1/22 Significant improvement in safety record with an 80% improvement in TRIFR year-over-year • 64% better than the national industry average of 1.8 ✓ TRIFR = Total Reportable Injury Frequency Rate TRIFR* = 3.24 0.64 ✓ ✓ Evaluated desktop trade-off studies on a variety of process options for the large sulfide mineralization • Determined Pressure Oxidation to be most economically viable path forward for sulfide processing, initiated technical study based on net in-pit value Comprehensive review and analysis of the drillhole database confirming the resource and grades and identified areas of potential higher-grade exploration opportunities ✓

6HYMC: Nasdaq New Leadership & Technical Teams • Highly experienced and motivated management teamed in place, led by: • On-site technical team is supplemented with industry leading consultants in metallurgy, mine operations and processing, including: • John Marsden/Metallurgium – a metallurgical and processing consultant with specific expertise in gold and silver extraction • Ausenco Engineering – POX1 technical study • Independent Mining Consultants (IMC) – Resource/ Reserve modeling, mine planning • Hazen Research – metallurgical testing Diane R. Garrett President & CEO Stan Rideout EVP & CFO 1. POX – Pressure Oxidation • Dr. Garrett has over 20 years of experience in the mining industry developing projects and building companies • Dr. Garrett was President, CEO and Director of Romarco Minerals where she built and led the commissioning of the Haile Gold Mine from discovery through to final feasibility, permitting and construction • Early in her career, she was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors • Mr. Rideout has over 30 years of experience in the mining and manufacturing industries • Mr. Rideout served as Senior Vice President, CFO of Romarco Minerals from 2010 to 2015 where he arranged the project debt financing for the Haile Gold Mine • Mr. Rideout held various senior finance and accounting positions over 25 years with Phelps Dodge International Corporation, including Vice President and Treasurer, Vice President and Controller, and Investor Relations Officer and Chief Financial Officer

7HYMC: Nasdaq VORTEX BRIMSTONE CAMEL CENTRAL GAP BAY North Merrill- Crowe Administration, Warehouse, Maintenance Main East-West Railway (Union Pacific) State Route 49 (Jungo Road) New Leach Pad N Mine Site and Facilities

Valuation vs. Peers


Enterprise Value (US$ mm)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,189
$1,173
$944
$769
$532
$300
$223
$214
$213
$201
$198
$193
$137
Novagold
Seabridge
Osisko Mining
Rupert Resources
Marathon Gold
Ascot
Probe Metals
Liberty Gold
Belo Sun
Perpetua
Hycroft
Wallbridge
Gold Standard

Attractive investment entry point compared to other developers; Hycroft has permits in place

Source: BMO, Company

HYMC: Nasdaq

8

9HYMC: Nasdaq 2022: Milestones Q1 Completion of mill and pressure oxidation technical study Continue processing ore on leach pads Q2 Ongoing metallurgical test work on material obtained during 2021 drill program Identify exploration targets for 2022 exploration program Continue processing ore on leach pads Q3 Finalize and review metallurgical program results Optimization of mill and pressure oxidation technical study Q4 Initiate exploration program (pending financing) Q1 Q2 Q3 Q4

HYMC: Nasdaq Upside Opportunities High-grade Targets & Expansion Potential

11HYMC: Nasdaq Hycroft Claim Map • Large, unexplored land position • The Reserve Pit outline only encompasses 1,570 acres (~approx. 2%) of the claim package • The Hycroft resource covers an area of approx. 3 miles long (north to south) and 1.5 miles wide (east to west) within a land package of approximately 12 miles long by 8 miles wide • Historical drilling: • Aggressive drill campaigns from 2006 to 2013, no exploration drilling since 2013 • Original oxide drilling only assayed for cyanide soluble gold • Silver was rarely assayed due to low silver heap leach recovery and prices. Approx. 56% of drilling was not assayed for silver. (see appendix Silver Grades – Swath Plots) • Additional exploration targets on land held by Hycroft outside existing plan of operations • Known mineralization proximal to existing facilities • Near surface oxide leach targets and expansion potential for deeper sulfides • Mineralization is limited by drilling and remains open in all directions and at depth (not owned by Hycroft)

12HYMC: Nasdaq LOOKING EAST VORTEX BRIMSTONE OPEN O P EN Measured Indicated Inferred CAMEL OPEN Size, Scale and Opportunity OPEN CENTRAL Pit outline

13HYMC: Nasdaq LOOKING EAST VORTEX BRIMSTONE OPEN O P EN Measured Indicated Inferred CAMEL OPEN Size, Scale and Opportunity OPEN Pit outline CENTRAL

14HYMC: Nasdaq 8 .7 m ile s Hycroft land position is larger than Manhattan with numerous exploration targets Size, Scale and Opportunity

15HYMC: Nasdaq Mineralization Remains Open in Several Directions 15 Hycroft Mine Oblique View (0.010 Au opt Grade Shell) Looking Northeast Open Vortex High-grade Section 40700 North Open Open Open 2000 Feet Open Open South

Vortex Cross-section 40700 North (Historical Drilling)

HYCROFT



19000 E
19500 E
20000 E
4500 Elev
4000 Elev
Au Fire Assay (opt)
No Assay/Sample
0 to 0.005
0.005 to 0.007
0.007 to 0.010
0.010 to 0.015
0.015 to 0.030
0.030 to 0.070
0.070 to 0.100
Greater than 0.100

H10D-3461
200’ of 0.062 opt (1.94 g/t) Au / 2.64 opt (82.3 g/t) Ag
*including 55’ of 0.114 opt (3.56 g/t) Au / 1.35 opt (42.3 g/t) Ag

H10D-3408
189’ of 0.063 opt (1.97 g/t) Au / 1.62 opt (50.7 g/t) Ag
*including 88’ of 0.152 opt (1.46 g/t) Au / 1.46 opt (45.8 g/t) Ag
*including 27’ of 0.129 opt (1.0 g/t) Au / 1.03 opt (32.2 g/t) Ag

H10D-3477
188’ of 0.021 opt (0.66 g/t) Au / 0.46 opt (14.3 g/t) Ag
*including 31’ of 0.072 opt (2.25 g/t) / 0.626 opt (19.6 g/t) Ag

H11D-3514
198’ of 0.077 Au (2.41 g/t) opt / 1.41 opt (44.1 g/t) Ag
*including 45’ of 0.242 opt (7.6 g/t) Au / 2.14 opt (66.9 g/t) Ag
*including 15’ of 0.147 opt (4.6 g/t) Au / 0.651 opt (20.3 g/t) Ag

H10D-3547
208’ of 0.031 opt (0.97 g/t) Au / 0.75 opt (23.4 g/t) Ag
*including 26’ of 0.096 opt (3.0 g/t) Au / 1.464 opt (45.8 g/t) Ag

HYMC: Nasdaq
16

Historical Vortex Drilling

- Vortex drilling in 2008 discovered a large area of sulfide gold and silver, with higher grade silver values
- Significant intercepts include[2]:

Hole ID	FROM	TO	INTERVAL	Grade					
	(meters)	(meters)	(meters)	Au (g/t)	Ag (g/t)	AuEq[1] (g/t)	Au (opt)	Ag (opt)	AuEq[1] (opt)
HD08-3632	**122**	**136**	**14**	**0.28**	**822.00**	**11.238**	**0.009**	**26.304**	**0.360**
	140	**142**	**2**	**0.13**	**1,120.00**	**15.060**	**0.004**	**35.840**	**0.482**
	145	**146**	**2**	**0.46**	**1,355.00**	**18.523**	**0.015**	**43.360**	**0.593**
H09D-3768	**311**	**315**	**5**	**0.34**	**2,285.00**	**30.805**	**0.011**	**73.120**	**0.986**
including	**314**	**315**	**1**	**0.88**	**6,535.22**	**87.994**	**0.028**	**209.127**	**2.816**
H10D-3382	169	625	456	0.75	47.00	1.377	0.024	1.504	0.044
including	454	524	70	1.47	182.00	3.896	0.047	5.824	0.125
H10R-3288	376	631	255	0.70	93.00	1.940	0.022	2.976	0.062
including	497	520	23	0.75	543.00	7.989	0.024	17.376	0.256
H10D-3286	157	334	177	0.66	51.22	1.343	0.021	1.639	0.043
including	182	184	2	0.40	72.00	6.692	0.013	15.104	0.214
H10R-3833/3353	**388**	**419**	**31**	**0.25**	**249.62**	**3.578**	**0.008**	**7.988**	**0.114**
including	**407**	**413**	**6**	**0.30**	**756.28**	**10.382**	**0.010**	**24.201**	**0.332**
H10D-3843	434	471	37	0.83	162.79	3.000	0.027	5.209	0.096
including	446	454	8	1.28	321.39	5.564	0.041	10.284	0.178
including	464	471	7	0.91	244.95	4.175	0.029	7.838	0.134



H09D-3768 with visible pyrargyrite:
15 feet of 0.011 opt Au and 73 opt Ag
***inc.* 4 feet of 0.028 opt Au and 209.13 opt Ag**

HYMC: Nasdaq

17

18HYMC: Nasdaq Vortex Drilling 2021 • Higher grades have been encountered in several holes during the 2021 metallurgical drill campaign • Significant intercepts include: 1. Hycroft AuEq. calculated based on technical study commodity pricing of $1,300/oz Au and $17.33/oz Ag; includes stockpiled sulfide ore. Hole ID FROM TO INTERVAL Grade (meters) (meters) (meters) Au (g/t) Ag (g/t) AuEq1 (g/t) Au (opt) Ag (opt) AuEq1 (opt) H21R-5591 365.8 396.2 30.5 0.71 17.54 0.944 0.021 0.528 0.028 H21R-5591 408.4 435.9 27.4 0.63 18.11 0.871 0.018 0.528 0.025 H21R-5591 443.5 455.7 12.2 0.59 28.94 0.976 0.017 0.844 0.028 H21R-5592 192 198.1 6.1 0.58 4.68 0.642 0.017 0.136 0.019 H21R-5592 320 371.9 51.8 2.47 25.50 2.810 0.072 0.744 0.082 H21R-5592 414.5 429.8 15.2 1.07 7.61 1.171 0.033 0.222 0.036 H21R-5593 335.3 382.5 47.2 0.54 18.53 0.787 0.016 0.541 0.023

19HYMC: Nasdaq Capital StructureOwnership Summary (1)(2) Mudrick 24.4 mm 40% Whitebox 8.4 mm 14% Highbridge 4.9 mm 8% Sprott Resource Lending Corp. 0.5 mm 1% Other 20.9 mm 34% Capitalization and Major Supporters Share Price - HYMC(1) $0.38 Shares Outstanding 60.4 mm Market Capitalization $29.5 mm 5-year Warrants issued 5/2021 - HYMCW (exercise price of $11.50) 34.3 mm 5-year Warrants issued 10/2021 - HYMCL (exercise price of $10.50) 9.6 mm Basic Shares + 5-year Warrants(3) 104.3 mm Unrestricted Cash on Hand (At September 30, 2021) $19.8 mm Debt(4) $146.2 mm 1. As of close on January 27, 2021, unless otherwise noted. 2. Reflects holdings of common stock and includes affiliated entities. 3. Does not include 12.7 mm of Seller warrants which have an exercise price of $40.31/share and would convert to 3.6 million shares. 4. Carrying value as of September 30, 2021, includes debt issuance costs and discounts.

HYMC: Nasdaq QUESTIONS?

HYMC: Nasdaq APPENDIX

22HYMC: Nasdaq Cautionary Note to U.S. Investors Regarding Mineral Reserves and Mineral Resources The Mineral Resource and Mineral Reserve estimates contained in this presentation have been prepared in accordance with the requirements of the Modernization of Property Disclosures for Mining Registrants (the “SEC Modernization Rules”) set forth in subpart 1300 of Regulation S-K, as promulgated by the United States Securities and Exchange Commission (“SEC”). These disclosures differ in material respects from the requirements set forth in the SEC’s Industry Guide 7, which remained applicable until January 1, 2021 to U.S. companies subject to the reporting and disclosure requirements of the SEC. These standards differ significantly from the disclosure requirements of the SEC’s Industry Guide 7 in that mineral resource information contained herein may not be comparable to similar information disclosed by U.S. companies that have not early adopted and implemented the SEC Modernization Rules. Under SEC standards, mineralization, such are mineral resources, may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produce or extracted at the time of the reserve determination. The term “economically,” as used in the SEC’s Industry Guide 7 definition of reserves, means that profitable extraction or production has been established or analytically demonstrated in a feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term “legally” as used in the SEC’s Industry Guide 7 definition of reserves, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, we must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with our current mine plans. As used in this presentation, the terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” are defined and used in accordance with the SEC Modernization Rules set forth in subpart 1300 of Regulation S-K, even though such terms were not recognized under the SEC’s Industry Guide 7 which the SEC Modernization Rules have replaced beginning January 1, 2021. You are specifically cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into mineral reserves, as defined by the SEC. You are cautioned that mineral resources do not have demonstrated economic value. Inferred mineral resources have a high degree of uncertainty as to their existence as to whether they can be economically or legally mined. Under the SEC Modernization Rules, estimates of inferred mineral resources may not form the basis of an economic analysis. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. A significant amount of exploration must be completed in order to determine whether an inferred mineral resource may be upgraded to a higher category. Therefore, you are cautioned not to assume that all or any part of an inferred mineral resource exists, that it can be economically or legally mined, or that it will ever be upgraded to a higher category. Likewise, you are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be upgraded to mineral reserves.

23HYMC: Nasdaq Processing Infrastructure Existing processing equipment includes: • 5,000 gallon per minute Brimstone Merrill-Crowe plant • Doré created at onsite Brimstone refinery • CIC circuit (~4,500 gpm capacity) available as extra solution processing capacity as needed • 21,500 gallon per minute North Merrill-Crowe plant (constructed) • Shut down in 2017; solution flow from pad decreased with cessation of mining in 2015 • Requires some refurbishment prior to restart • All equipment on-site for a larger refinery

24HYMC: Nasdaq • Large, epithermal, low sulfidation, hot springs deposit • Gold and silver mineralization occurs as both disseminated and vein- controlled • Gold values ranging from detection to 8.8 ounces per ton; and Silver from detection to 647.5 ounces per ton 24 Deposit Type

25HYMC: Nasdaq Hycroft Regional Mines Source: Hycroft Mining Management • Several neighboring world class deposits • Property position covers Sleeper-Rosebud high grade trend • Large under explored property position

26HYMC: Nasdaq Permitting • Received Record of Decision from Bureau of Land Management for EIS (10-22-19) • Current operating plan is fully permitted • Existing operating permits will be amended as new facilities/infrastructure are required • EIS includes flexibility: • Expanded pits • Construction of milling facilities and associated infrastructure • Construction of rail siding, if needed (from 2014 Rail Spur EA) • Construction of a tailings management facility to the south of the property, if needed Permitted Disturbance – Oct. 2019 Record of Decision

27HYMC: Nasdaq Silver Grades – Swath Plots Swath plots are a practice now common among resource modelers to provide a visual indication if the block model follows the grade trends indicated but the supporting data and if there was any observable local bias in the block grade estimation. Figure 1-1 illustrates the average grades of contained composites and the block model grades for horizontal slices through the block model for gold and silver. The silver model has smoothed out the composite grade distribution and indicated a model low bias of silver. This is due to the few number of silver composites (roughly 30% of the number of gold composites). Searching to fill the blocks with silver grade has resulted in an overly smoothed result. Had there been more silver assays and composites, the silver model would more closely track the composite grade variation. Figure 1-2 illustrates the composite and block grade comparison for vertical slices in the east-west orientation. The smoothing issue of silver is also present on the vertical sections. Figure 1-1 Figure 1-2